UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2023

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd.
Broomfield, Colorado	80021-8869
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana (Address of registrants’ principal executive offices)	71203 (Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered by Lumen Technologies, Inc. pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On October 31, 2023, Lumen Technologies, Inc. (the “
Company
”) entered into a Transaction Support Agreement (together with all exhibits, annexes and schedules thereto, the “
Transaction Support Agreement
”) with (i) Level 3 Financing, Inc. (“
Level
 3
”), (ii) Qwest Corporation (“
Qwest
”, together with the Company and Level 3, the “
Company Parties
”), and (iii) certain holders of the debt of the Company and Level 3 (such holders, the “
Consenting Parties
” and together with the Company Parties, the “
Parties
”) to define their commitments to effect a series of transactions to provide the Company and Level 3 with comprehensive maturity extensions while allowing them to maintain sufficient operating liquidity and financial flexibility. The consummation of the transactions contemplated by the Transaction Support Agreement is subject to the satisfaction of various closing conditions.
Among other things and subject to the terms and conditions set forth therein, the Transaction
Support
Agreement, including the term sheet attached thereto (the “
Term Sheet
”), contemplates:

•	the incurrence by Level 3 of $1,200 million in new money long term senior secured first lien indebtedness, the purchase of which will be backstopped by certain of the Consenting Parties;

•
the extension of maturities, covenant modifications and rate increases of certain secured and unsecured indebtedness at the Company and Level 3 through a series of exchanges and other debt transactions with certain Consenting Parties as set forth in the Term Sheet;

•	the provision by Qwest and one or more of its subsidiaries of an unsecured guarantee of certain Lumen secured debt subject to receipt of any required regulatory approvals; and

•	the repayment of certain indebtedness of the Company and Qwest.
The Transaction Support Agreement also contains certain representations, warranties and other agreements by the Parties. The representations, warranties and covenants of each party set forth in the Transaction Support Agreement have been made only for purposes of, and were and are solely for the benefit of, the Parties and may be subject to limitations agreed upon by the Parties. In addition, certain representations and warranties were made only as of the date of the Transaction Support Agreement or such other date as is specified therein. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Support Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures and no obligation to provide any such update is undertaken. Accordingly, the Transaction Support Agreement has been included with this filing only to provide investors with information regarding the terms of the Transaction Support Agreement, and not to provide investors with any other factual information regarding the Parties, their respective affiliates or their respective businesses.
The foregoing description of the Transaction Support Agreement is not complete and is qualified in its entirety by reference to the Transaction Support Agreement, a copy of which is attached to this Current Report on Form
8-K
as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
Press Release
In connection with entering into the Transaction Support Agreement, the Company issued a press release on October 31, 2023, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated into this Item 7.01 by reference.
Cleansing Information
The Company is also furnishing as Exhibit 99.2 to this Current Report on Form
8-K
certain information (the “
Cleansing Information
”), which is incorporated into this Item 7.01 by reference, previously shared with certain creditors of the Company during the course of the discussions leading up to the execution of the Transaction Support Agreement.
The Cleansing Information was prepared solely to facilitate a discussion with the parties to the confidentiality agreements and was not prepared with a view toward public disclosure and the Cleansing Information should not be relied upon to make an investment decision with respect to the Company. The Cleansing Information should not be
regarded as an indication that the Company or any third party considers the Cleansing Information to be material non-public
information or a reliable prediction of future events, and the Cleansing Information should not be relied upon as such. The Cleansing Information includes certain values for illustrative purposes only and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections of the Company or any third party and should not be relied upon as such. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy or completeness of any Cleansing Information or undertakes any obligation to update the Cleansing Information to reflect circumstances existing after the date when the Cleansing Information was prepared or conveyed or to reflect the occurrence of future events, even if any or all of the assumptions underlying the Cleansing Information become or are shown to be incorrect.
The foregoing description of the Cleansing Information is not complete and is qualified in its entirety by reference to the complete presentation of the Cleansing Information, a copy of which is filed herewith as Exhibit 99.1 hereto and is incorporated herein by reference.
The information contained in Item 7.01 of this Current Report on Form
8-K,
including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Current Report on Form
8-K,
including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
No Offer or Solicitation
This release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States or any other jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.
Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on Form
8-K
and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: our ability to consummate the transactions contemplated by the Transaction Support Agreement on the timeline currently expected or at all, including the ability of the parties to negotiate definitive agreements with respect to the matters covered by the Term Sheet included in the Transaction Support Agreement and the occurrence of events that may give rise to failure to satisfy any of the conditions to the closing of the transactions contemplated by, or a right of any of the parties to terminate, the Transaction Support Agreement; the effects of intense competition from a wide variety of competitive providers, including decreased demand for our more mature service offerings and increased pricing pressures; the effects of new, emerging or competing technologies, including those that could make our products less desirable or obsolete; our ability to successfully and timely attain our key operating imperatives, including simplifying and consolidating our network, simplifying and automating our service support systems, attaining our Quantum Fiber buildout goals, strengthening our relationships with customers and attaining projected cost savings; our ability to safeguard our network, and to avoid the adverse impact of cyber-attacks, security breaches, service outages, system failures, or similar events impacting our network or the availability and quality of our services; the effects of ongoing changes in the regulation of the communications industry, including the outcome of legislative, regulatory or judicial proceedings relating to content liability standards, intercarrier compensation, universal service, service standards, broadband deployment, data protection, privacy and net neutrality; our ability to generate cash flows sufficient to fund our financial commitments and objectives, including our capital expenditures, operating costs, debt repayments, taxes, pension contributions and other benefits payments; our ability to effectively retain and hire key personnel and to successfully negotiate collective bargaining agreements on reasonable terms without work stoppages; our ability to successfully adjust to changes in customer demand for our products and services, including increased demand for high-speed data transmission services; our ability to successfully maintain the quality and profitability of our existing product and service offerings, to introduce profitable new offerings on a timely and cost-effective basis and to transition customers from our legacy products to our newer offerings; our ability to successfully and timely implement our corporate strategies, including our deleveraging and buildout strategies; our ability to successfully and timely consummate the pending divestiture of our European, Middle Eastern and African business, to successfully and timely realize the anticipated benefits from that divestiture and our divestitures completed in 2022, and to successfully operate and transform our remaining business; changes in our operating plans, corporate strategies, or capital allocation plans, whether based upon changes in our cash flows, cash requirements, financial performance, financial position, market or regulatory conditions, or otherwise; the impact of any future material acquisitions or divestitures that we may transact; the negative impact of increases in the costs of our pension, healthcare, post-employment or other benefits, including those caused by changes in markets, interest rates, mortality rates, demographics or regulations; the potential negative impact of customer complaints, government investigations, security breaches or service outages impacting us or our industry; adverse changes in our access to credit markets on favorable terms, whether caused by changes in our financial position, lower credit ratings, unstable markets, debt covenant restrictions or otherwise; our ability to meet the terms and conditions of our debt obligations and covenants, including our ability to make transfers of cash in compliance therewith; the impact of any purported notice of default or notice of acceleration arising from alleged breach of covenants under our credit documents; our ability to maintain favorable relations with our security holders, key business partners, suppliers, vendors, landlords and financial institutions; our ability to timely obtain necessary hardware, software, equipment, services, governmental permits and other items on favorable terms; our ability to meet evolving environmental, social and governance (“ESG”) expectations and benchmarks, and effectively communicate and implement our ESG strategies; the potential adverse effects arising out of allegations regarding the release of hazardous materials into the environment from network assets owned or operated by us or our predecessors, including any resulting governmental actions, removal costs, litigation, compliance costs or penalties; our ability to collect our receivables from, or continue to do business with, financially-troubled customers; our ability to continue to use or renew intellectual property used to conduct our operations; any adverse developments in legal or regulatory proceedings involving us; changes in tax, pension, healthcare or other laws or regulations, in governmental support programs, or in general government funding levels, including those arising from governmental programs promoting broadband development; our ability to use our net operating loss carryforwards in the amounts projected; the effects of changes in accounting policies, practices or assumptions, including changes that could potentially require additional future impairment charges; continuing uncertainties regarding the impact that
COVID-19
and its aftermath could have on our business, operations, cash flows and corporate initiatives; the effects of adverse weather, terrorism, epidemics, pandemics, rioting, vandalism, societal unrest, or other natural or man-made
disasters or disturbances; the potential adverse effects if our internal controls over financial reporting have weaknesses or deficiencies, or otherwise fail to operate as intended; the effects of changes in interest rates or inflation; the effects of more general factors such as changes in exchange rates, in operating costs, in public policy, in the views of financial analysts, or in general market, labor, economic or geopolitical conditions; and other risks referenced from time to time in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, regulatory, technological, industry, competitive, economic and market conditions, and our related assumptions, as of such date. We may change our intentions, strategies or plans without notice at any time and for any reason.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Transaction Support Agreement by and among Lumen Technologies, Inc., Level 3 Financing, Inc., Qwest Corporation, and the Consenting Parties identified therein, dated October 31, 2023

99.1	Press Release of Lumen Technologies, Inc., dated October 31, 2023

99.2	Cleansing Information

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC and Qwest Corporation have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: October 31, 2023	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

LEVEL 3 PARENT, LLC

Dated: October 31, 2023	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

QWEST CORPORATION

Dated: October 31, 2023	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary